UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 16, 2018

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-188583-01, 333-189182-01 and 333-208463
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02 and 333-208463-02
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-188583, 333-189182 and 333-208463-01
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement
On August 16, 2018, WFN Credit Company, LLC, as transferor (the "Transferor"), Comenity Bank, as servicer (the "Servicer"), and MUFG Union Bank, N.A., as trustee (the "Trustee"), entered into the Tenth Amendment to Second Amended and Restated Pooling and Servicing Agreement (the "Amendment"), pursuant to which certain provisions of the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, among the Transferor, the Servicer and the Trustee, were amended to permit the removal from World Financial Network Credit Card Master Trust (the "Receivables Trust") of accounts related to The Bon-Ton Stores, Inc. private label credit card program (the "Account Removal").  A copy of the Amendment is filed with this Form 8-K as Exhibit 4.1.
Item 8.01. Other Events.
The Transferor expects to effect the Account Removal on September 1, 2018, pursuant to Reassignment No. 5 of Receivables in Removed Accounts, dated as of August 16, 2018 (the "Reassignment"),  by and among the Transferor, the Servicer and the Trustee.  A copy of the Reassignment is filed with this Form 8-K as Exhibit 99.1.
In addition, the Transferor expects to convey to the Receivables Trust on September 1, 2018 certain additional accounts related to the private label credit card program of the Sterling Jewelers, Inc. group of retail stores, which will be effected pursuant to Assignment No. 14 of Receivables in Supplemental Accounts and Designation No. 14 of Approved Portfolios, dated as of August 16, 2018 (the "Assignment"), by and among the Transferor, the Servicer and the Trustee.  A copy of the Assignment is filed with this Form 8-K as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit No.	Document Description
Exhibit 4.1	Tenth Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of August 16, 2018

Exhibit 99.1	Reassignment No. 5 of Receivables in Removed Accounts, dated as of August 16, 2018

Exhibit 99.2	Assignment No. 14 of Receivables in Supplemental Accounts and Designation No. 14 of Approved Portfolios, dated as of August 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:   /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Dated:  August 20, 2018